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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): June 30, 1998




                      FOREMOST CORPORATION OF AMERICA
            (Exact Name of Registrant as Specified in Charter)



              MICHIGAN                0-6478                38-1863522
      (State or Other Jurisdic-    (Commission            (IRS Employer
       tion of Incorporation)       File Number)        Identification No.)


             5600 BEECH TREE LANE
              CALEDONIA, MICHIGAN                             49316
   (Address of Principal Executive Offices)                 (Zip Code)

Mailing Address:  POST OFFICE BOX 2450, GRAND RAPIDS, MICHIGAN 49501

                              (616) 942-3000
           (Registrant's telephone number, including area code)

                              NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

On February 23, 1998, the Board of Directors of Foremost Corporation of America (the "COMPANY") adopted a resolution whereby the Company would enter into an Agreement and Plan of Merger (the "PLAN OF MERGER") which provided for the merger (the "MERGER") of the Company with and into a wholly owned subsidiary of the Company. The purpose of the Plan of Merger was to change the Company's state of incorporation from Delaware to Michigan. The Company's stockholders approved the Plan of Merger at the Annual Meeting of Stockholders held on April 30, 1998.

The Merger became effective on June 30, 1998. The Merger does not affect the business, properties or management of the Company.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (a)  Not required.

     (b)  Not required.

     (c)  Exhibits:

          2.1 Agreement and Plan of Merger. Previously filed as an appendix to the Company's Definitive Proxy Statement filed on March 25, 1998, and incorporated herein by reference.

          4.1 Articles of Incorporation. Previously filed as an appendix to the Company's Definitive Proxy Statement filed on March 25, 1998, and incorporated herein by reference.

          4.2 Bylaws. Previously filed as an appendix to the Company's Definitive Proxy Statement filed on March 25, 1998, and incorporated herein by reference.

          4.3 Form of Specimen Stock Certificate. Previously filed as an exhibit to the Company's Registration Statement on Form 8-A filed on June 30, 1998, and incorporated herein by reference.

          99        Press Release






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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 1, 1998           FOREMOST CORPORATION OF AMERICA



                              By: /S/ RICHARD L. ANTONINI
                                  Richard L. Antonini
                                  Chairman, Chief Executive Officer and
                                  President



































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                               EXHIBIT INDEX


EXHIBIT
NUMBER                   DOCUMENT

  99                Press Release